UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 17, 2022

(Date of earliest event reported)

Phillips 66

(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard

Houston, Texas 77042

(Address of principal executive offices and zip code)

(832) 765-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On August 17, 2022, Phillips 66 (the “Company”) posted to its website a presentation summarizing two transactions it announced with respect to the realignment of economic interests in DCP Midstream, LP (“DCP Midstream”) and the offer to purchase for cash all publicly held common units of DCP Midstream pursuant to a merger with an indirect subsidiary of the Company with DCP Midstream being the surviving entity, in each case as further described in Item 8.01 below. A copy of this presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

Joint Venture Merger

On August 17, 2022, the Company announced a realignment of its economic and governance interests in DCP Midstream and Gray Oak Pipeline, LLC (“Gray Oak Pipeline”) through the merger of existing joint ventures (the “Merger”) owned with Enbridge (U.S.) Inc. (“Enbridge”). A copy of the news release issued by the Company in connection with the realignment of its interests in DCP Midstream is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The Merger was accomplished pursuant to an Agreement and Plan of Merger entered into as of August 17, 2022 (the “Merger Agreement”), by and among Enbridge, Enbridge Holdings (Gray Oak) LLC, a Delaware limited liability company (“Enbridge GOH Holdings”), Spectra Energy DEFS Holding, LLC, a Delaware limited liability company (“Spectra DEFS Holding”), Phillips 66 Company, a Delaware corporation (“P66”), Phillips Gas Company LLC, a Delaware limited liability company (“PGC”), DCP Midstream, LLC, a Delaware limited liability company (“DCP LLC”), and Gray Oak Holdings LLC, a Delaware limited liability company (“GOH”). A copy of the Merger Agreement is attached hereto as Exhibit 99.3.

Immediately after the effective time of the Merger, PGC and Spectra DEFS Holding, as the members of DCP Midstream, LLC entered into a Third Amended and Restated Limited Liability Company Agreement of DCP Midstream, LLC effective on August 17, 2022 (the “LLC Agreement”). A copy of the LLC Agreement is attached hereto as Exhibit 99.4.

DCP Midstream Proposal

On August 17, 2022, the Company announced it submitted a non-binding proposal to the board of directors of the general partner of DCP Midstream offering to acquire all publicly held common units of DCP Midstream for cash. Subject to negotiation and execution of a definitive agreement, the Company is proposing consideration of $34.75 for each outstanding publicly held common unit of DCP Midstream as part of a transaction that would be structured as a merger of DCP Midstream with an indirect subsidiary of the Company with DCP Midstream as the surviving entity. A copy of the news release issued by the Company in connection with its offer to purchase all publicly held common units of DCP Midstream is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Additional Information and Where You Can Find It

This report does not constitute a solicitation of any vote or approval with respect to the proposed transaction. This report relates to a proposed business combination between Phillips 66 and DCP Midstream, LP (“DCP Midstream”). In connection with the proposed transaction, subject to further developments and if a transaction is agreed, Phillips 66 and DCP Midstream expect to file an information statement and other documents with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITYHOLDERS OF PHILLIPS 66 AND DCP MIDSTREAM ARE ADVISED TO CAREFULLY READ ANY INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Any definitive information statement, if and when available, will be sent to securityholders of DCP Midstream relating to the proposed transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by Phillips 66 or DCP Midstream with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from Phillips 66’s website at www.phillips66.com under the “Investors” tab under the heading “SEC Filings” under the “Financial Information” sub-tab or from DCP Midstream’s website at www.dcpmidstream.com under the “Investors” tab and the “SEC Filings” sub-tab.

Participants in the Solicitation

Phillips 66, DCP Midstream and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the transaction. Information about these persons is set forth in Phillips 66’s proxy statement relating to its 2022 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2022; Phillips 66’s Annual Report on Form 10-K, which was filed with the SEC on February 18, 2022; certain of Phillips 66’s Current Reports on Form 8-K; DCP Midstream’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 18, 2022, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ securityholders generally, by reading the information statement and other relevant documents regarding the transaction (if and when available), which may be filed with the SEC.

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

This report certain forward-looking statements. Words and phrases such as “anticipated,” “estimated,” “expected,” “planned,” “scheduled,” “targeted,” “believes,” “continues,” “intends,” “will,” “would,” “objectives,” “goals,” “projects,” “efforts,” “strategies” and similar expressions are used to identify such forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements included in this report are based on management’s expectations, estimates and projections as of the date they are made.

These statements are not guarantees of future performance and you should not unduly rely on them as they involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements contained in this report include, but are not limited to, statements regarding the expected benefits of the potential transaction to Phillips 66 and its shareholders and DCP Midstream and its unitholders, and the anticipated consummation of the proposed transaction and the timing thereof. Factors that could cause actual results or events to differ materially from those described in the forward-looking statements include: uncertainties as to the timing to consummate the potential transaction; the effects of disruption to Phillips 66’s or DCP Midstream’s respective businesses; the effect of this communication on the price of Phillips 66’s shares or DCP Midstream’s common units; transaction costs; Phillips 66’s ability to achieve benefits from the proposed transaction; and the diversion of management’s time on transaction-related issues. Other factors that could cause actual results to differ from those in forward-looking statements include: the effects of any widespread public health crisis and its negative impact on commercial activity and demand for refined petroleum products; the inability to timely obtain or maintain permits necessary for capital projects; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the renewable fuel standards program, low carbon fuel standards and tax credits for biofuels; fluctuations in NGL, crude oil, and natural gas prices, and petrochemical and refining margins; unexpected changes in costs for constructing, modifying or operating our facilities; unexpected difficulties in manufacturing, refining or transporting our products; the level and success of drilling and production volumes around our Midstream assets; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products, renewable fuels or specialty products; lack of, or disruptions in, adequate and reliable transportation for our NGL, crude oil, natural gas, and refined products; potential liability from litigation or for remedial actions, including removal and reclamation obligations under environmental regulations; failure to complete construction of capital projects on time and within budget; the inability to comply with governmental regulations or make capital expenditures to maintain compliance; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; potential disruption of our operations due to accidents, weather events, including as a result of climate change, terrorism or cyberattacks; general domestic and international economic and political developments including armed hostilities, expropriation of assets, and other political, economic or diplomatic developments, including those caused by public health issues and international monetary conditions and exchange controls; changes in governmental policies relating to NGL, crude oil, natural gas, refined petroleum products, or renewable fuels pricing, regulation or taxation, including exports; changes in estimates or projections used to assess fair value of intangible assets, goodwill and property and equipment and/or strategic decisions with respect to our asset portfolio that cause impairment charges; investments required, or reduced demand for products, as a result of environmental rules and regulations; changes in tax, environmental and other laws and regulations (including alternative energy mandates); political and societal concerns about climate change that could result in changes to our business or increase expenditures, including litigation-related expenses; the operation, financing and distribution decisions of equity affiliates we do not control; and other economic, business, competitive and/or regulatory factors affecting Phillips 66’s businesses generally as set forth in our filings with the Securities and Exchange Commission. Phillips 66 is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Phillips 66 presentation summarizing the realignment of economic interests in DCP Midstream, LP and the offer to purchase all publicly held common units of DCP Midstream, LP

99.2	News release issued by Phillips 66 on August 17, 2022, related to the realignment of economic interests in DCP Midstream, LP

99.3	Agreement and Plan of Merger entered into as of August 17, 2022, by and among Enbridge (U.S.) Inc., a Delaware corporation, Enbridge Holdings (Gray Oak) LLC, a Delaware limited liability company (“Enbridge GOH Holdings”), Spectra Energy DEFS Holding, LLC, a Delaware limited liability company (“Spectra DEFS Holding”), Phillips 66 Company, a Delaware corporation (“P66”), Phillips Gas Company LLC, a Delaware limited liability company (“PGC”), DCP Midstream, LLC, a Delaware limited liability company (“DCP LLC”), and Gray Oak Holdings LLC, a Delaware limited liability company (“GOH”)

99.4	Third Amended and Restated Limited Liability Company Agreement of DCP Midstream, LLC

99.5	News release issued by Phillips 66 on August 17, 2022, related to the offer to purchase all publicly held common units of DCP Midstream, LP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: August 18, 2022	By:	/s/ Vanessa Allen Sutherland
Vanessa Allen Sutherland Executive Vice President

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